SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 11, 1999
                        (Date of earliest event reported)


                             DONALDSON COMPANY, INC.
             (Exact name of Registrant as specified in its charter)




       Delaware                     1-7891                      41-0222640
       (State of             (Commission File No.)             (IRS Employer
    Incorporation)                                          Identification No.)




                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
          (Address of principal executive offices, including zip code)


                                  (612)887-3131
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.

         Donaldson Company announced on Monday, December 13, 1999 that it has entered into a definitive agreement to purchase the DCE dust control business of Invensys plc for cash consideration of approximately U.S. $54 million. The transaction is subject to regulatory approvals and is expected to close on January 31, 2000.

         For further information, see the press release of Donaldson Company, dated December 13, 1999, attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DONALDSON COMPANY, INC.

                                      By /s/ James R. Giertz
                                         ------------------------------------
                                      Name: James R. Giertz
                                      Title: Senior Vice President and Chief
                                                Financial Officer


Date: December 14, 1999


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                                  EXHIBIT INDEX



Exhibit                    Description                                    Page

99.1                       Press Release, dated December 13, 1999          5